 Exhibit 99.1

Logiq Completes Separation of AppLogiq and DataLogiq

into Two Publicly Traded Companies

Transaction Facilitates New Growth Opportunities, Enhanced Value Potential

New York, NY – January 27, 2022 – Logiq, Inc. (OTCQX: LGIQ, NEO: LGIQ), a global provider of award-winning consumer acquisition solutions, today announced it has completed the transfer of its AppLogiq assets into Lovarra (OTC: LOVA), a fully reporting U.S. public company.

The transfer completes the previously announced separation of Logiq’s DataLogiq and AppLogiq businesses into two publicly traded companies. The AppLogiq assets include CreateApp™, an award-winning software-as-a-service (SaaS) platform that enables small and medium-sized businesses worldwide to easily create and deploy a native mobile app for their business. AppLogiq also includes platforms for mobile payments and delivery services designed for emerging markets, as well as licenses of its technologies to industry partners.

Logiq will continue to maintain its control position in Lovarra/GoLogiq until it distributes 100% of its shares to Logiq’s shareholders of record on December 30, 2021 -- planned to occur approximately 6 months from now. Until then, Logiq will report consolidated financial results for both companies. DataLogiq will continue to be a wholly owned business of Logiq following the distribution, and Logiq common shares will continue to trade on the OTCQX Market and NEO exchange; no action is required of shareholders.

“Given how AppLogiq and DataLogiq focus on different high-growth e-commerce market segments, we expect this separation into two ‘pure-play’ publicly traded companies to unlock new opportunities, and value for our shareholders,” stated Logiq Chief Executive Officer, Brent Suen. “Each of these businesses now have a sharper focus, dedicated management teams, and greater flexibility to pursue new business and strategic opportunities in their respective markets. This includes e-commerce consumer acquisition in the U.S. for DataLogiq, and fintech/m-commerce optimized consumer accessibility for AppLogiq and its B2B customers in emerging markets.”

According to Lovarra/GoLogiq’s new CEO, Matthew Brent, who previously headed up the AppLogiq business for Logiq, “From our analysis of comparable public market and private equity valuations for companies operating in the emerging markets fintech sector, we see a potentially substantial step up in valuation for AppLogiq as a standalone entity increasing its strategic and M&A opportunities.”

We have already identified several M&A prospects that could add complementary technology and strong revenue streams to GoLogiq, extending our presence across Southeast Asia and into other global emerging markets,” added Brent. “Through M&A and organically, we expect to aggressively strengthen GoLogiq in terms of both assets and revenues, in the first half of 2022 prior to the planned shares distribution.”

Further, Logiq next plans to transfer to Lovarra/GoLogiq its 31% beneficial stake in PT Weyland Indonesia Perkasa (WIP). WIP is the operator of the AtozGo™ food delivery service and AtozPay™ mobile e-wallet in Southeast Asia, which uses mobile transaction technology licensed from Logiq. The transfer is subject to the completion of related financial statements and customary conditions and approvals, which is expected to be completed in Q1 2022. Subsequently, Lovarra/GoLogiq plans to acquire the remaining 69% stake in WIP.

Further details regarding the transfer of the AppLogiq assets can be found in the Company’s relevant current reports filed on Form 8-K with the Securities and Exchange Commission, available at sec.gov and in the investor section of the Company’s website at ir.logiq.com.

About Logiq

Logiq, Inc. is a leading provider consumer acquisition solutions to brands and agencies. The Company’s Consumer Marketplace provides data-driven lead generation services across more than 14 market verticals, from home repair and insurance to mortgage lending and refinancing.

The Company’s Digital Marketing business includes a holistic, self-serve ad tech platform. Its proprietary data-driven, AI-powered solutions allows brands and agencies to advertise across thousands of the world’s leading digital and connected TV publishers.

Logiq’s Lovarra subsidiary, a fully reporting U.S. public company listed on the OTC Markets, recently acquired the Company’s AppLogiq assets. This includes CreateApp™, the award-winning software-as-as-service (SaaS) platform that enables small and medium-sized businesses worldwide to easily create and deploy a native mobile app for their business. AppLogiq also includes platforms for mobile payments and food delivery, and the licenses of its technologies to third parties. Logiq is planning a mid-2022 distribution of Lovarra to Logiq’s shareholders of record on December 30, 2021.

Connect with Logiq: Website | LinkedIn | Twitter| Facebook.

Important Cautions Regarding Forward Looking Statements

This press release contains certain forward-looking statements and information, as defined within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the Safe Harbor created by those sections. This press release also contains forward-looking statements and forward-looking information within the meaning of Canadian securities legislation that relate to Logiq’s current expectations and views of future events. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as “will likely result”, “are expected to”, “expects”, “will continue”, “is anticipated”, “anticipates”, “believes”, “estimated”, “intends”, “plans”, “forecast”, “projection”, “strategy”, “objective” and “outlook”) are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties which could cause actual results or outcomes to differ materially from those expressed in such forward-looking statements. No assurance can be given that these expectations will prove to be correct and such forward-looking statements included in this press release should not be unduly relied upon.

These statements speak only as of the date of this press release. Forward-looking statements are based on a number of assumptions and are subject to a number of risks and uncertainties, many of which are beyond Logiq’s control, which could cause actual results and events to differ materially from those that are disclosed in or implied by such forward-looking statements. In particular and without limitation, this press release contains forward-looking statements regarding our products and services, the use and/or ongoing demand for our products and services, expectations regarding our revenue and the revenue generation potential of our products and services, our partnerships and strategic alliances, the impact of global pandemics (including COVID-19) on the demand for our products and services, industry trends, overall market growth rates, our growth strategies, the continued growth of the addressable markets for our products and solutions, our business plans and strategies, the taxable nature of such transaction and the ability to obtain FINRA approval of such stock dividend, including, without limitation, our ability to successfully locate and consummate the contemplated strategic transactions, the structure of any such transaction, timing of such transaction, and the valuation of the businesses after completion of any such transaction, if any, and other risks described in the Company’s prior press releases and in its filings with the Securities and Exchange Commission (SEC) including its Annual Report on Form 10-K and any subsequent public filings, and filings made pursuant to Canadian securities legislation that are available on www.sedar.com, including under the heading “Risk Factors” in the Company’s Canadian Prospectus.

Logiq undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. New factors emerge from time to time, and it is not possible for Logiq to predict all of them, or assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements contained in this press release are expressly qualified in their entirety by this cautionary statement.

Company Contact

Brent Suen, President
Logiq, Inc.
Email contact

Media & Investor Contact

800-764-1238
IR@lgiq.com